Pension and Other Post-Retirement Benefit Plans	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
Pension and Other Post-Retirement Benefit Plans	PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS
Washington Gas maintains a qualified, trusteed, non-contributory defined benefit pension plan (qualified pension plan) covering most active and vested former employees of Washington Gas and certain employees of WGL subsidiaries. The non-contributory defined benefit pension plan is closed to all employees hired on or after January 1, 2010 and instead employees are eligible to receive supplemental contributions to their defined-contribution savings plan.
Several executive officers of Washington Gas also participate in a defined benefit supplemental executive retirement plan (DB SERP), a non-qualified pension plan. The DB SERP was closed to new entrants beginning January 1, 2010 and instead, executive officers are eligible to participate in a defined contribution SERP (DC SERP). In addition, effective January 1, 2010, Washington Gas established a non-funded defined benefit restoration plan (DB restoration) for the purpose of providing supplemental pension and pension-related benefits to a select group of management employees. There are rabbi trusts associated with the DB SERP and DB restoration plans that were funded pursuant to the Merger Agreement. The rabbi trusts can be used to make payments to the participants or the payments can be made from operating funds. At December 31, 2019, the rabbi trust balance associated with these two plans were $40.0 million, of which $19.5 million was recorded in “Current Assets-Other” and $20.5 million was recorded in “Deferred Charges and Other Assets - Other”, along with other rabbi trust balances. Washington Gas accounts for the qualified pension plan, DB SERP and DB restoration plans under the provisions of ASC Topic 715, Compensation-Retirement Benefits.
Washington Gas offers defined-contribution savings plans to all eligible employees. These plans allow participants to defer on a pre-tax or after-tax basis, a portion of their salaries for investment in various alternatives. We made matching contributions of $5.2 million, $1.1 million, $5.0 million, and $4.6 million during the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017, respectively. All employees not earning benefits in the qualified pension plan receive an employer provided supplemental contribution ranging from 4% to 6% depending on years of service. Total supplemental contributions to the plans were $3.2 million, $0.7 million, $2.7 million, and $2.2 million during the calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017, respectively.
Washington Gas provides certain healthcare and life insurance benefits for retired employees of Washington Gas and certain employees of WGL subsidiaries. Substantially all employees of Washington Gas may become eligible for such benefits if they attain retirement status while working for Washington Gas. For eligible retirees and dependents not yet receiving Medicare benefits, Washington Gas provides medical, prescription drug and dental benefits through the Washington Gas Light Company Retiree Medical Plan (Retiree Medical Plan). For Medicare-eligible retirees age 65 and older, eligible retirees and dependents participate in a special tax-free Health Reimbursement Account plan (HRA plan) effective January 1, 2015. Participating retirees and dependents receive an annual subsidy to help purchase supplemental medical, prescription drug and dental coverage in the marketplace as well as additional reimbursement for catastrophic prescription drug costs. Washington Gas accounts for healthcare and life insurance benefits under the provisions of ASC Topic 715.
On September 25, 2015, the Retiree Medical Plan was amended to limit the aggregate cost of applicable employer-sponsored coverage, thereby avoiding the 40% excise tax enacted by the Patient Protection and Affordable Care Act of 2010. The resolution, which was effective September 30, 2015 applies to plan years beginning on or after January 1, 2018.
Almost all costs associated with Washington Gas’ defined benefit post-retirement plans have historically been, and are expected to be, recovered through Washington Gas’ rates. Therefore, in accordance with ASC Topic 980 and ASC Topic 715, Washington Gas established a regulatory asset/liability for the substantial majority of the unrecognized costs/income associated with its defined benefit post-retirement plans. To the extent these amounts will not be recovered through Washington Gas’ rates, they are recorded directly to “Accumulated other comprehensive loss, net of taxes.”
Change in Accounting Principle
During the third quarter of 2020, Washington Gas made a voluntary change in accounting principle for calculating the MRVA used in the determination of net periodic pension and other post-retirement benefit plan costs. The effect of the change on pension and other post-retirement plans has been adjusted to the periods presented herein. Refer to Note 1— Accounting Policies for further discussion.
Obligations and Assets
Washington Gas uses a measurement date of December 31 for its pension and retiree health care and life insurance benefits plans upon the changing of fiscal years in 2018. Previously, Washington Gas used a measurement date of September 30. The following table provides certain information about Washington Gas’ post-retirement benefits:

Post-Retirement Benefits
	Pension Benefits(a)				Health and Life Benefits
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,		Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
(In millions)	2019	2018	2018	2017	2019	2018	2018	2017
Change in projected benefit obligation(b)
Benefit obligation at beginning of period	$971.8	$989.8	$1,047.5	$1,069.3	$277.9	$283.3	$309.0	$324.3
Service cost	12.3	3.0	14.9	16.5	5.0	1.3	5.3	5.8
Interest cost	41.2	10.6	39.6	38.4	11.9	3.0	11.7	11.7
Change in plan benefits	0.2	0.2	—	—	—	—	—	1.1
Actuarial loss (gain)	103.6	(17.3)	(65.2)	(28.2)	(12.3)	(6.2)	(28.7)	(18.9)
Plan participants' contribution	—	—	—	—	1.6	0.9	1.9	1.8
Settlements	(19.4)	—	—	—	—	—	—	—
Benefits paid	(50.6)	(14.5)	(47.0)	(48.5)	(15.8)	(4.4)	(15.9)	(16.8)
Other	0.8	—	—	—	0.9	—	—	—
Projected benefit obligation at end of period(b)	$1,059.9	$971.8	$989.8	$1,047.5	$269.2	$277.9	$283.3	$309.0
Change in plan assets
Fair value of plan assets at beginning of period	$807.0	$863.9	$872.5	$850.0	$528.8	$569.3	$540.5	$505.0
Actual return on plan assets	176.7	(42.3)	38.8	68.6	123.4	(32.0)	43.0	48.1
Company contributions	21.5	0.4	1.8	4.4	—	1.3	5.0	8.2
Plan participants' contribution	—	—	—	—	1.6	0.9	1.9	1.8
Settlements	(19.4)	—	—	—	—	—	—	—
Expenses	—	(0.5)	(2.2)	(2.0)	—	(6.3)	(5.2)	(5.8)
Benefits paid	(50.6)	(14.5)	(47.0)	(48.5)	(15.8)	(4.4)	(15.9)	(16.8)
Fair value of plan assets at end of period	$935.2	$807.0	$863.9	$872.5	$638.0	$528.8	$569.3	$540.5
Funded status at end of period	(124.7)	(164.8)	(125.9)	(175.0)	368.8	250.9	286.0	231.5
Allocation to affiliates	(0.8)	(1.6)	(1.3)	(1.7)	2.3	1.4	1.7	1.2
Adjusted funded status at end of period	$(123.9)	$(163.2)	$(124.6)	$(173.3)	$366.5	$249.5	$284.3	$230.3
Total amounts recognized on balance sheet
Non-current asset	$—	$—	$—	$—	$366.5	$249.5	$284.3	$230.3
Current liability	(19.6)	(20.2)	(20.2)	(6.5)	—	—	—	—
Non-current liability	(104.3)	(143.0)	(104.4)	(166.8)	—	—	—	—
Total recognized	$(123.9)	$(163.2)	$(124.6)	$(173.3)	$366.5	$249.5	$284.3	$230.3
(a)The DB SERP and DB Restoration, included in pension benefits in the table above, does not include the amounts funded in rabbi trust.
(b)For the Health and Life Benefits, the change in projected benefit obligation represents the accumulated benefit obligation.
The following table provides the projected benefit obligation (PBO) and accumulated benefit obligation (ABO) for the qualified pension plan, DB SERP and DB Restoration at December 31, 2019 and 2018.

Projected and accumulated benefit obligation
	Qualified Pension Plan		DB SERP		DB Restoration
	December 31,		December 31,		December 31,
(In millions)	2019	2018	2019	2018	2019	2018
Projected benefit obligation	$1,002.3	$906.2	$52.3	$61.5	$5.4	$4.1
Accumulated benefit obligation	$943.2	$847.1	$52.3	$59.8	$4.8	$3.2

Amounts Recognized in Regulatory Assets/Liabilities and Accumulated Other Comprehensive Income (Loss)
The following table provides amounts recorded to regulatory assets, regulatory liabilities and accumulated other comprehensive loss (income) at December 31, 2019 and 2018:

Unrecognized Costs/Income Recorded on the Balance Sheet
	Pension Benefits		Health and Life Benefits
	December 31,		December 31,
(In millions)	2019	2018	2019	2018
Actuarial net loss (gain)	$60.1	$104.4	$(133.1)	$(21.6)
Prior service cost (credit)	1.0	1.0	(87.0)	(102.8)
Total(a)	$61.1	$105.4	$(220.1)	$(124.4)
Regulatory asset (liability)	$44.1	$88.7	$(195.7)	$(116.9)
Pre-tax accumulated other comprehensive loss (income)(b)	16.8	16.3	(23.0)	(6.7)
Total	$60.9	$105.0	$(218.7)	$(123.6)
(a)Pension benefits include amounts allocated to affiliates of $0.2 million and $0.4 million at December 31, 2019 and 2018, respectively; Health and Life Benefits includes amounts allocated to affiliates of $1.4 million and $0.8 million at December 31, 2019 and 2018, respectively.
(b)The total amount of accumulated other comprehensive income recorded on our balance sheet at December 31, 2019 is net of an income tax expense of $1.6 million; The total accumulated other comprehensive loss recorded on our balance sheet at December 31, 2018 is net of an income tax benefit of $2.5 million.

The following table provides amounts that are included in regulatory assets/liabilities and accumulated other comprehensive loss associated with our unrecognized pension and other post-retirement benefit costs that were recognized as components of net periodic benefit cost before allocations to affiliates and capital during the calendar year ended December 31, 2019.

Amounts Recognized During the Calendar Year Ended December 31, 2019
	Regulatory assets/liabilities		Accumulated other comprehensive income (loss)
(In millions)	Pension Benefits	Health and Life Benefits	Pension Benefits	Health and Life Benefits
Actuarial net loss	$6.1	$—	$1.8	$—
Prior service cost (credit)	0.1	(15.0)	0.2	(0.7)
Total	$6.2	$(15.0)	$2.0	$(0.7)
The following table provides amounts that are included in regulatory assets/liabilities and accumulated other comprehensive loss associated with our unrecognized pension and other post-retirement benefit costs that are expected to be recognized as components of net periodic benefit cost before allocations to affiliates during 2020.

Amounts to be Recognized During Calendar Year 2020
	Regulatory assets/liabilities		Accumulated other comprehensive income (loss)
(In millions)	Pension Benefits	Health and Life Benefits	Pension Benefits	Health and Life Benefits
Actuarial net loss (gain)	$6.5	$(1.9)	$4.3	$(0.3)
Prior service cost (credit)	0.1	(12.2)	0.2	(1.4)
Total	$6.6	$(14.1)	$4.5	$(1.7)
Additionally, Washington Gas expects partial settlements of the DB SERP to occur in the first and third quarter of 2020, which will result in estimated losses of $1.1 million and $2.3 million, respectively.
Washington Gas uses the MRVA in the determination of net periodic benefit cost. Realized and unrealized gains and losses for assets under Washington Gas’ post-retirement benefit plans are recognized immediately for fixed income securities and are spread over a period of five years for all other asset classes. The fair value approach is used for the fixed income investments and related derivatives. For all other asset classes gains and losses arising from changes in fair value are deferred and amortized into the calculation of the MRVA over a period of five years. Each year 20% of the prior five years’ asset gains and losses are recognized.
Net Periodic Benefit Cost
The components of the net periodic benefit costs (income) for calendar year ended December 31, 2019, three months ended December 31, 2018, and fiscal years ended September 30, 2018 and 2017 related to pension and other post-retirement benefits were as follows.

Components of Net Periodic Benefit Costs (Income)
	Pension Benefits				Health and Life Benefits
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,		Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
(In millions)	2019	2018	2018	2017	2019	2018	2018	2017
Service cost	$12.3	$3.0	$14.9	$16.5	$5.0	$1.3	$5.3	$5.8
Interest cost	41.2	10.6	39.6	38.4	11.9	3.0	11.7	11.7
Expected return on plan assets	(42.1)	(10.1)	(43.6)	(43.3)	(24.2)	(6.1)	(24.4)	(23.3)
Recognized prior service cost (credit)	0.3	0.1	0.3	0.3	(15.8)	(4.4)	(17.6)	(17.7)
Recognized actuarial loss	7.9	2.0	14.2	18.4	—	—	—	1.2
Settlement charge	5.5	—	—	—	—	—	—	—
Other adjustments	—	—	—	—	0.7	—	—	—
Net periodic benefit cost (income)	25.1	5.6	25.4	30.3	(22.4)	(6.2)	(25.0)	(22.3)
Allocation to affiliates	(1.8)	(0.4)	(4.2)	(2.9)	2.6	0.8	3.1	1.4
Adjusted net periodic benefit cost (income)	23.3	5.2	21.2	27.4	(19.8)	(5.4)	(21.9)	(20.9)
Amount allocated to construction projects(a)	(1.9)	(0.6)	(4.7)	(6.4)	(0.8)	(0.2)	4.0	4.6
Amount deferred as regulatory asset (liability)-net allocations	0.6	1.5	5.9	6.9	—	—	—	—
Amount charged (credited) to expense	$22.0	$6.1	$22.4	$27.9	$(20.6)	$(5.6)	$(17.9)	$(16.3)
(a)On October 1, 2018, Washington Gas prospectively adopted ASU 2017-07. As a result, only the service cost component of net periodic benefit costs (income) is eligible for capitalization.
Amounts included in the line item “Amount deferred as regulatory asset/liability-net,” as shown in the table above, represent the amortization of previously unrecovered costs of the applicable pension benefits or the health and life benefits as approved in the District of Columbia through 2019. The amounts are fully amortized as of December 31, 2019.
On October 1, 2018, Washington Gas adopted ASU 2017-07. This standard requires entities to report the service cost component in the same financial statement line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are to be presented separately from service cost and outside of operating income. Washington Gas includes the other components in "Other Income (expense)-net" on the Statement of Operations. In addition, only the service cost component of net benefit cost is eligible for capitalization. Changes to the presentation of service costs and other components of net benefit cost were applied retrospectively. As a result of the retrospective adoption, we reclassified $11.3 million and $3.9 million, respectively, of net periodic benefit income from "Operation and maintenance" expense to "Other income (expense)-net" on the statements of operations for the fiscal years ended September 30, 2018 and 2017. Changes in capitalization practices were implemented prospectively.
Assumptions
The weighted average assumptions used to determine net periodic benefit obligations and net periodic benefit costs were as follows:

Benefit Obligations Assumptions
	Pension Benefits				Health and Life Benefits
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,		Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
	2019	2018	2018	2017	2019	2018	2018	2017
Discount rate(a)	3.4%-3.5%	4.3%-4.4%	4.3%-4.4%	3.6%-3.9%	3.5%	4.4%	4.4%	3.9%
Rate of compensation increase	3.0%-3.5%	3.5%-4.1%	3.5%-4.1%	3.5%-4.1%	3.5%	4.1%	4.1%	4.1%
(a)The decrease in the discount rate in the calendar year ended December 31, 2019 compared to prior years primarily reflects the decrease in long-term interest rates.

Net Periodic Benefit Cost Assumptions
		Pension Benefits			Health and Life Benefits
	Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,		Calendar Year Ended December 31,	Three Months Ended December 31,	Fiscal Years Ended September 30,
	2019	2018	2018	2017	2019	2018	2018	2017
Discount rate(a)	4.3%-4.4%	4.3%-4.4%	3.6%-3.9%	3.4%-3.7%	4.4%	4.4%	3.9%	3.7%
Expected long-term return on plan assets(b)	5.75%	5.75%	5.75%	5.75%	5.25%	5.25%	5.50%	5.50%
Rate of compensation increase(c)	3.5% - 4.1%	3.5%-4.1%	3.5%-4.1%	3.5%-4.1%	4.1%	4.1%	4.1%	4.1%
(a) The changes in the discount rates over the prior periods primarily reflect the changes in long-term interest rates.
(b) For health and life benefits, the expected returns for certain funds may be lower due to certain portions of income that are subject to an assumed income tax rate of 42.2%.
(c) The changes in the rate of compensation reflects the best estimates of actual future compensation levels including consideration of general price levels, productivity, seniority, promotion, and other factors such as inflation rates.
Discount Rate
Washington Gas determines the discount rate based on a portfolio of high quality fixed-income investments (AA- as assigned by Standard & Poor’s or Aa3 as assigned by Moody’s or better) whose cash flows would cover our expected benefit payments.
Expected long-term return on plan assets
Washington Gas determines the expected long-term rate of return on plan assets by averaging the expected earnings for the target asset portfolio. In developing the expected rate of return assumption, Washington Gas evaluates an analysis of historical actual performance and long-term return projections, which gives consideration to our asset mix and anticipated length of obligation of our plan.

Mortality Assumptions
Beginning in October 2014, the SOA began publishing annual updates to its mortality tables for U.S. plans, starting with the RP-2014 base mortality table and the MP-2014 improvement scale. The improvement scale has been updated each year.
In October 2019, the SOA issued an updated base mortality table (the Private Retirement Plans Mortality table for 2012 (Pri-2012)) as well as an updated improvement scale (MP-2019). The white-collar Pri-2012 mortality table and MP-2019 improvement scale were used to determine the benefit obligation as of December 31, 2019.
The RP-2014 mortality table and MP-2018 improvement scale were used to determine the benefit obligation as of December 31, 2018. We modified the MP-2014 improvement scale to (a) adjust the ultimate long-term rate of mortality improvement from to per annum up to age 85 trending down to between age 85 and age 115; and (b) shorten the convergence period from short term to ultimate rates of improvement from the 20-year period to a 15-year period.
Healthcare cost trend
Washington Gas assumed the healthcare cost trend rates related to the accumulated post-retirement benefit obligation at December 31, 2019, for non-Medicare eligible retirees, to be 6.25% for calendar year 2020. Washington Gas expects the trend rate to decrease to 2.0% in calendar year 2021 and remain at that level thereafter.

Healthcare Trend
(In millions)	One Percentage-Point Increase	One Percentage-Point Decrease
Increase (decrease) total service and interest cost components	$0.6	$(0.5)
Increase (decrease) post-retirement benefit obligation	$5.8	$(5.1)
For Medicare eligible retirees age 65 and older that will receive a subsidy each year as a benefit from the HRA plan, Washington Gas assumed no increase to the annual subsidy in calendar years 2020 - 2024, 4.0% increase in calendar year 2025 and 2% increase in calendar year 2026 and thereafter in order to approximate possible future increases to the stipend. While the plan terms do not guarantee increases to the stipend, Washington Gas intends to review the stipend annually.
Investment Policies and Strategies
The investment objective of the qualified pension, healthcare, and life insurance benefit plans (“Plan” or “Plans”) is to allocate each Plan’s assets to appropriate investment asset classes (asset categories) so that the benefit obligations of each Plan are adequately funded, consistent with each Plan’s and Washington Gas’ tolerance for risk.
Washington Gas' portion of retired employee healthcare and life insurance benefits obligation is funded through two trusts: (i) the Washington Gas Light Company Post Retirement Benefit Master Trust for Retired Previously Union-Eligible Employees ("union-eligible trust") and (ii) the Washington Gas Light Company Post Retirement Benefit Master Trust for Retired Management Employees ("management trust").
In order to best achieve the investment objectives for each Plan, strategic allocation targets and ranges are established that control exposure to selected investment asset classes. At December 31, 2019, target qualified pension plan trust asset allocations are 32% U.S. Equities, 8% International Equities, 5% Real Estate and 55% Fixed Income. The Fixed Income includes the related derivatives. Target union-eligible trust asset class allocations are 40% U.S. Large-Cap Equities and 60% Fixed Income and target management trust asset class allocations are 50% U.S. Large-Cap Equities and 50% Fixed Income. Actual asset balances are reviewed monthly and allowed to range within plus or minus 5% or less of the target allocations. Assets are generally rebalanced to target allocations before actual amounts fall below or rise above the allowable ranges.
Asset/liability modeling (ALM) is used to test the benefits and risks of several potential strategic asset allocation mixes. Simulated investment performance results based on assumptions about expected return, volatility, and correlation characteristics of the selected asset classes are tested for their effects on contributions, pension expense, PBO funded status, and downside Value at Risk metrics over a ten-year planning time horizon. Important outcomes from past ALM studies include decisions to increase fixed income exposure, lengthen the duration of those fixed income assets and implement a dynamic asset allocation strategy that allows for de-risking of the qualified pension plan portfolio over time.
Qualified pension plan ALM studies were completed during February 2018 and January 2020. An outcome of the 2018 ALM study was that the target fixed income allocation percentage will be increased by 10% for each 5% improvement in the qualified pension plan’s funded ratio. The 2020 ALM study indicated that the current target asset class allocations represent a prudent trade-off between risk and reward. As a result of the 2020 ALM study, no significant investment strategy changes were adopted.
A management trust ALM study was completed during January 2020. The ALM study did not result in any significant investment strategy changes.
Union-eligible trust ALM study was finished in January 2020. The outcome of this study was that target asset class allocations were adjusted from 40% U.S. Large-Cap Equities and 60% Fixed Income to 30% U.S. Large-Cap Equities and 70% Fixed Income starting January 2020.
Significant amounts of each various Plan's assets are managed by the same financial institution. Each Plan has a high exposure to U.S. based investments. There are no other significant risk concentrations related to investments in any entity, industry, country, commodity, or investment fund.
Commingled funds are employed in the management of qualified pension plan, management trust, and union-eligible trust assets. In addition, a publicly offered mutual fund and separately managed portfolios are employed in the management of a qualified pension plan trust. The management trust also uses a separately managed portfolio.
U.S. and international equity assets are diversified across sectors, industries, and investment styles. Fixed income assets are primarily diversified across U.S. government and investment grade corporate debt instruments, with some exposure to foreign and non-investment-grade securities. Real estate is diversified geographically across the U.S. by property type.
The qualified pension plan’s investment policy allows the use of futures, options, and other derivatives for purposes of reducing portfolio risk and as a low- cost option for gaining market exposure, but derivatives may not be used for leverage. Derivatives are currently used in the Fixed Income portion of the portfolio. The qualified pension plan’s investment policy prohibits investments in Washington Gas securities. The prohibition applies to separately managed portfolios but does not apply to any commingled fund investments.
The following tables present the fair value of the pension plan assets and health and life insurance plan assets by asset category at December 31, 2019 and 2018.

Pension Plan Assets
				% of
(In millions)	Level 1	Level 2	Total	Total
At December 31, 2019
Cash and cash equivalents	$4.2	$—	$4.2	0.4%
Equity securities
Preferred Securities	—	0.2	0.2	—
Fixed income securities
U.S. Treasuries	—	145.2	145.2	15.5
U.S. Corporate Debt	—	234.8	234.8	25.1
U.S. Agency Obligations and Government Sponsored Entities	—	56.7	56.7	6.1
Asset-Backed Securities	—	0.8	0.8	0.1
Municipalities	—	9.9	9.9	1.1
Non-U.S. Corporate Debt	—	45.1	45.1	4.8
Other(a)	—	6.3	6.3	0.7
Mutual Funds(b)	48.2	—	48.2	5.2
Derivatives(c)	—	(0.1)	(0.1)	—
Total investments in the fair value hierarchy	$52.4	$498.9	$551.3	59.0%
Investments measured at net asset value using the NAV practical expedient(d)
Commingled Funds and Pooled Separate Accounts(e)			358.6	38.3%
Private Equity/Limited Partnership(f)			42.8	4.6%
Total fair value of plan investments			952.7	101.9%
Net payable (g)			(17.5)	(1.9)
Total plan assets at fair value (h)			$935.2	100.0%

Pension Plan Assets
				% of
(In millions)	Level 1	Level 2	Total	Total
At December 31, 2018
Cash and cash equivalents	$0.7	$—	$0.7	0.1%
Equity securities
Preferred Securities	—	1.9	1.9	0.2
Fixed income securities
U.S. Treasuries	—	133.2	133.2	16.5
U.S. Corporate Debt	—	216.4	216.4	26.8
U.S. Agency Obligations and Government Sponsored Entities	—	27.5	27.5	3.4
Asset-Backed Securities	—	0.5	0.5	0.1
Municipalities	—	8.3	8.3	1.0
Non-U.S. Corporate Debt	—	46.7	46.7	5.8
Other(a)	—	4.9	4.9	0.6
Mutual Funds(b)	36.4	—	36.4	4.5
Derivatives(c)	—	6.8	6.8	0.8
Total investments in the fair value hierarchy	$37.1	$446.2	$483.3	59.8%
Investments measured at net asset value using the NAV practical expedient(d)
Commingled Funds and Pooled Separate Accounts(e)			289.6	35.9%
Private Equity/Limited Partnership(f)			35.3	4.4%
Total fair value of plan investments			808.2	100.1
Net payable(g)			(1.2)	(0.1)%
Total plan assets at fair value (i)			$807.0	100.0%
(a) This category primarily includes non-U.S. government bonds as of December 31, 2019 and 2018.
(b) At December 31, 2019 and 2018, the investment in a mutual fund consisted primarily of common stock of non-U.S. based companies.
(c)At December 31, 2019 and 2018, this category included a combination of long-term U.S. Treasury interest rate future contracts, currency forwards, currency option interest rate swaps, and put and call options on both interest rate swaps and credit default swap index products.
(d) In accordance with ASC Topic 820, these investments are measured at fair value using NAV per share as a practical expedient and, therefore, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliations of the fair value hierarchy to the statements of net assets available for plan benefits.
(e) At December 31, 2019, investments in commingled funds and a pooled separate account consisted of approximately 90% common stock U.S companies; 8% income producing properties located in the United States; and 2% short-term money market investments. At December 31, 2018 investments in commingled funds and a pooled separate account consisted of approximately 89% common stock U.S companies; 9% income producing properties located in the United States; and 1% short-term money market investments.
(f)At December 31, 2019 and 2018, investments in a private equity/limited partnership consisted of common stock of international companies.
(g) Net payable primarily represents pending trades for investments purchased net of pending trades for investments sold and interest receivable.
(h) This table does not include rabbi trust investments located in "Current Assets-Other" and "Deferred Charges and Other Assets-Other" on our balance sheets. Refer to Note 15 — Fair Value Measurements for fair value of rabbi trust investments.

Healthcare and Life Insurance Plan Assets
				% of
(In millions)	Level 1	Level 2	Total	Total
At December 31, 2019
Cash and Cash Equivalents	$3.4	$—	$3.4	0.5%
Fixed Income Securities
U.S Agency Obligations	—	2.2	2.2	0.3
U.S. Treasuries	—	55.5	55.5	8.7
U.S. Corporate Debt	—	56.3	56.3	8.8
Municipalities	—	5.9	5.9	0.9
Non-U.S. Corporate Debt	—	11.1	11.1	1.7
Other(a)	—	2.9	2.9	0.6
Total investments in the fair value hierarchy	$3.4	$133.9	$137.3	21.5%
Investments measured at net asset value using the NAV practical expedient(b)
Commingled Funds(c)			499.6	78.3%
Total fair value of plan investments			636.9	99.8%
Net receivable(d)			1.1	0.2
Total plan assets at fair value			$638.0	100.0%

Healthcare and Life Insurance Plan Assets
				% of
(In millions)	Level 1	Level 2	Total	Total
At December 31, 2018
Cash and Cash Equivalents	$3.2	$—	$3.2	0.6%
Fixed Income Securities
U.S Agency Obligations	—	1.9	1.9	0.4
U.S. Treasuries	—	51.2	51.2	9.7
U.S. Corporate Debt	—	51.6	51.6	9.8
Municipalities	—	4.5	4.5	0.8
Non-U.S. Corporate Debt	—	8.5	8.5	1.6
Other(a)	—	3.3	3.3	0.6
Total investments in the fair value hierarchy	$3.2	$121.0	$124.2	23.5%
Investments measured at net asset value using the NAV practical expedient(b)
Commingled Funds(c)			403.3	76.3%
Total fair value of plan investments			527.5	99.8%
Net receivable(d)			1.3	0.2
Total plan assets at fair value			$528.8	100.0%
(a)At December 31, 2019 and 2018, this category consisted primarily of non-U.S. government bonds.
(b)In accordance with ASC Topic 820, these investments are measured at fair value using Net Asset Value (NAV) per share as a practical expedient and, therefore, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliations of the fair value hierarchy to the statements of net assets available for plan benefits.
(c)At December 31, 2019, investments held by commingled funds in which the plan invests consisted of 58% of common stock of large-cap U.S. companies, 18% of US Govt fixed income securities and 24% corporate bonds. At December 31, 2018, investments held by commingled funds in which the plan invests consisted primarily of 54% of common stock of large-cap U.S. companies, 20% of U.S. Government fixed income securities and 26% of corporate bonds.
(d)Net receivable primarily represents pending trades for investments sold and interest receivable net of pending trades for investments purchased.
Valuation Methods
Equity securities are traded on a securities exchange and are valued at the closing quoted market price as of the balance sheet date.
Mutual funds, commingled funds, pooled separate accounts and private equity/limited partnerships are valued at the quoted net asset value (NAV) per share, which is computed as of the close of business on the balance sheet date. Mutual funds with a publicly quoted NAV per share are classified as Level 1. The remaining asset types are not classified in the fair value hierarchy.
Fixed income securities are valued using pricing models that consider various observable inputs such as benchmark yields, reported trades, broker quotes and issuer spreads to determine fair value.
Benefit Contribution
For the qualified pension plan, Washington Gas’ funding policy is to contribute an amount sufficient to satisfy the minimum annual funding requirements under the Pension Protection Act. Any contributions above the minimum annual funding requirements would be limited to amounts that are deductible under appropriate tax law. For the healthcare and life insurance benefit plans, Washington Gas’ funding policy is to contribute amounts that are collected from ratepayers.
During the calendar year ended December 31, 2019, Washington Gas did not contribute to its qualified pension but did contribute $21.5 million to its DB SERP plan. During calendar year 2020, Washington Gas does not expect to make a contribution to its qualified pension plan and expects to contribute $19.6 million to its DB SERP, which is expected to be funded by the rabbi trust. During calendar year 2019, Washington Gas did not make contributions for its health and life insurance benefit plans. Washington Gas does not expect to make a contribution to its health and life insurance benefit plans during calendar year 2020.
Expected Benefit Payments
Expected benefit payments, including benefits attributable to estimated future employee service, which are expected to be paid over the next ten calendar years are as follows:

Expected Benefit Payments
(In millions)	Pension Benefits	Health and Life Benefits
2020	$68.6	$16.1
2021	52.7	15.1
2022	58.1	14.9
2023	55.2	14.7
2024	56.1	14.4
2025—2029	290.0	72.9
Regulatory Matters
A significant portion of the estimated pension and post-retirement medical and life insurance benefits apply to our regulated activities. Each regulatory commission having jurisdiction over Washington Gas requires it to fund amounts reflected in rates for post-retirement medical and life insurance benefits into irrevocable trusts.
District of Columbia Jurisdiction
The PSC of DC has approved a level of rates sufficient to recover annual costs associated with the qualified pension and other post-retirement benefits. Expenses of the SERP allocable to the District of Columbia are not recovered through rates. On March 3, 2017, the Commission issued an order that continued the amortization for prior unrecovered pension and other post-retirement benefits through 2019.
Maryland Jurisdiction
In Washington Gas’ most recent rate case that was finalized in December 2018, the PSC of MD denied recovery through rates of the expenses of the SERP, resulting in a reclassification of $2.9 million from "Regulatory assets" to "Accumulated other comprehensive loss" on the balance sheet. Prior to December 2018, the PSC of MD approved 50% recovery through rates of the SERP expenses. The PSC of MD has approved a level of rates sufficient to recover pension and other post-retirement benefit costs as determined under GAAP.
Virginia Jurisdiction
On September 28, 1995, the SCC of VA issued a generic order that allowed Washington Gas to recover most costs determined under GAAP for post-retirement medical and life insurance benefits in rates over twenty years. The SCC of VA, however, set a forty-year recovery period of the transition obligation. As prescribed by GAAP, Washington Gas amortizes these costs over a twenty-year period. With the exception of the transition obligation, the SCC of VA has approved a level of rates sufficient to recover annual costs for all pension and other post-retirement medical and life insurance benefit costs determined under GAAP.